Exhibit 10.12

REVOLVING NOTE

$2,000,000	February 15, 2006

        For value received, the undersigned, VEIN ASSOCIATES OF AMERICA, INC., a Florida corporation, VEIN ASSOCIATES, PA, a Florida corporation, VEIN ASSOCIATES INC., a New Jersey Corporation, and VEIN ASSOCIATES, PROFESSIONAL ASSOCIATION, a Texas corporation (each individually a “Borrower”, and collectively, the “Borrowers”), hereby jointly and severally promise to pay on the Termination Date under the Loan Agreement (defined below), to the order of ABS SOS-PLUS PARTNERS LTD., a Cayman Islands corporation (the “Lender”; Lender or any subsequent holder of this Note is sometimes referred to herein as “Holder”), in lawful money of the United States of America and in immediately available funds, the principal sum of the lesser of Two Million Dollars ($2,000,000) or the aggregate unpaid principal amount of all Revolving Advances made to the Borrowers under that certain Loan and Security Agreement dated as of even date herewith among the Lender and the Borrowers (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Loan Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement. This Note may be prepaid only in accordance with the Loan Agreement.

        This Note is issued pursuant, and is subject, to the Loan Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Loan Agreement. This Note is secured, among other things, pursuant to the Loan Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

        It is intended that all interest paid hereunder shall constitute “portfolio interest” within the meaning of Section 871(h) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. The Lender shall have the right to transfer this Note only with the approval of the Borrowers; provided, however, that the right to principal of, and stated interest on, the indebtedness evidenced by this Note may not be transferred by the holder or any assignee of the holder unless such transfer is accompanied by the following actions of the Borrowers:

(i) the Borrowers shall maintain a registry of the ownership of this Agreement (the “Registry”) at its principal office;

    (ii)        the Registry shall reflect ABS SOS — PLUS PARTNERS LTD. as the original holder of this Note and shall reflect such subsequent transferee as the Borrowers shall receive notice thereof, by delivery to it of a certified copy of the assignment of this Agreement duly executed by the then current holder hereof; and

(iii) notices of the assignment of this Note shall be furnished by the holder (as reflected in the Registry) to the Borrowers by certified or registered mail.

        No transfer of this Note shall be valid unless reflected in the Registry in accordance with the provisions of the above paragraph.

        The Borrowers shall pay all costs of collection, including reasonable attorneys’ fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

        Presentment or other demand for payment, notice of acceptance, notice of dishonor and protest are expressly waived.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

VEIN ASSOCIATES OF AMERICA, INC.

By: /s/ Eric Luetkemeyer Name: Eric Luetkemeyer Title: President

VEIN ASSOCIATES, PA

By: /s/ Eric Luetkemeyer Name: Eric Luetkemeyer Title: Authorized Signatory

VEIN ASSOCIATES OF AMERICA, INC.

By: /s/ Patrick Clancy Name: Patrick Clancy Title: President

VEIN ASSOCIATES, PROFESSIONAL ASSOCIATION

By: /s/ Martin Franklin Name: Martin Franklin Title: President

NOTARY JURAT FOR EXECUTION OF
WRITTEN OBLIGATIONS TO PAY MONEY

        On this the 6th day of February, 2006, before me, the undersigned, a Notary Public in and for the State of New York, County of Nassau, ERIC LUETKEMEYER personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates of America, Inc., a Florida corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing Revolving Note on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of New York, County of New York; and

2.	He shall deliver the foregoing Revolving Note to ABS SOS — PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer: VEIN ASSOCIATES OF AMERICA, INC.

By: /s/ Eric Luetkemeyer Name: Eric Luetkemeyer Title: President

Sworn to and subscribed before me this 6th day of February, 2006:

/s/ Ricardo L. Gomez-Nieto
                Notary Signature

My Commission Expires: July 16, 2006

_____________________________
                [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OF
WRITTEN OBLIGATIONS TO PAY MONEY

        On this the 6th day of February, 2006, before me, the undersigned, a Notary Public in and for the State of New York, County of _________________, personally appeared ERIC LUETKEMEYER, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates, PA, a Florida corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing Revolving Note on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of New York, County of New York; and

2.	He shall deliver the foregoing Revolving Note to ABS SOS — PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer: VEIN ASSOCIATES, PA

By: /s/ Eric Luetkemeyer Name: Eric Luetkemeyer Title: President

Sworn to and subscribed before me this ___ day of February, 2006:

/s/ Ricardo L. Gomez-Nieto
                Notary Signature

My Commission Expires: July 16, 2006

_____________________________
                [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OF
WRITTEN OBLIGATIONS TO PAY MONEY

        On this the 2nd day of February, 2006, before me, the undersigned, a Notary Public in and for the State of New Jersey, County of Ocean, personally appeared PATRICK CLANCY, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates Inc. a New Jersey corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing Revolving Note on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of New Jersey, County of Ocean; and

2.	He shall deliver the foregoing Revolving Note to ABS SOS — PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer: VEIN ASSOCIATES INC.

By: /s/ Patrick Clancy Name: Patrick Clancy Title: President

Sworn to and subscribed before me this 2nd day of February, 2006:

/s/ Patricia E. Carey
                Notary Signature

My Commission Expires:

                            7/16/08
                [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OF
WRITTEN OBLIGATIONS TO PAY MONEY

        On this the 2nd day of February, 2006, before me, the undersigned, a Notary Public in and for the State of Texas, County of Kerr, MARTIN FRANKLIN personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates, Professional Association a Texas corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing Revolving Note on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Texas, County of Kerr; and

2.	He shall deliver the foregoing Revolving Note to ABS SOS — PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer: VEIN ASSOCIATES, PROFESSIONAL ASSOCIATION

By: /s/ Martin Franklin Name: Martin Franklin Title: President

Sworn to and subscribed before me this 2nd day of February, 2006:

/s/ Marilyn Morgan Grice
                Notary Signature

My Commission Expires:

                              1/21/07
                [Affix Notarial Seal]

AFFIDAVIT REGARDING DELIVERY

        On this the 23 day of February, 2006, before me, the undersigned, a Notary Public in and for the Commonwealth of the Bahamas, Patricia Farguharson personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the Director of SIAM CAPITAL MANAGEMENT LTD., a Bahamian corporation, as agent for ABS SOS — PLUS PARTNERS LTD., who, being by me first duly sworn, stated that he/she has received delivery of the foregoing Revolving Note on behalf of ABS SOS — PLUS PARTNERS LTD. in the Commonwealth of the Bahamas.

/s/ Patricia Farguharson Signature of Officer of SIAM Capital Management Ltd., as agent for ABS SOS — Plus Partners Ltd.

Sworn to and subscribed before me this 23 day of February, 2006:

/s/ Ayanna B. Horton
                Notary Signature

My Commission Expires:

                31st December, 2006
                [Affix Notarial Seal]